Exhibit 10.10

SHARE OPTION AGREEMENT

This Share Option Agreement (this “Agreement”) is made and entered into as of the Grant Date specified below by and between EUPEC International Group Limited, a Cayman Islands company (the “Company”), and the participant named below (the “Participant”).

Name of Participant:
Grant Date:
Expiration Date:
Exercise Price:
Number of Option Shares:
Type of Option:
Vesting Start Date:
Vesting Schedule:

1. Grant of Option.

1.1. Grant. The Company hereby grants to the Participant an option (the “Option”) to purchase the total number of Shares equal to the number of Option Shares set forth above at the Exercise Price set forth above. The Option is being granted pursuant to the terms of the Company’s 2025 Equity Incentive Plan (the “Plan”). Capitalized terms used but not defined herein will have the meanings ascribed to them in the Plan.

1.2. Type of Option. The Option is intended to be either a Nonstatutory Share Option or an Incentive Share Option, as indicated above, although the Company makes no representation or guarantee that the Option will qualify as an Incentive Share Option. To the extent that the aggregate Fair Market Value (determined on the Grant Date) of the Shares with respect to which Incentive Share Options are exercisable for the first time by the Participant during any calendar year (under all plans of the Company and its Affiliates) exceeds $100,000, the Option or portion thereof which exceeds such limit (according to the order in which they were granted) shall be treated as a Nonstatutory Share Option.

1.3. Consideration. The grant of the Option is made in consideration of the services rendered or to be rendered by the Participant to the Company and is subject to the terms and conditions of the Plan.

2. Exercise Period; Vesting.

2.1. Vesting Schedule. The Option will become vested and exercisable in accordance with the Vesting Schedule specified above until the Option is 100% vested. The unvested portion of the Option will not be exercisable on or after the Participant’s termination of service.

2.2. Expiration. The Option will expire on the Expiration Date set forth above, or earlier as provided in this Agreement or the Plan.

3. Termination of Service.

3.1. Termination for Reasons Other Than Cause, Death or Disability. If the Participant’s employment by or service to the Company or any Affiliate terminates for any reason other than a termination by the Company or any Affiliate for Cause or because of the Participant’s death or Disability, the unvested portion of the Option shall immediately terminate and cease to be exercisable and the Participant may exercise the vested portion of the Option, but only within such period of time ending on the earlier of (a) the date that is three (3) months following such termination or (b) the Expiration Date. If the Participant does not exercise the vested portion of the Option within the time specified herein, the Option shall terminate and cease to be exercisable.

3.2. Termination for Cause. If the Participant’s employment by or service is terminated by the Company or any Affiliate for Cause, the Option (whether vested or unvested) shall immediately terminate and cease to be exercisable.

3.3. Termination Due to Disability. If the Participant’s employment or service terminates as a result of the Participant’s Disability, the unvested portion of the Option shall immediately terminate and cease to be exercisable and the Participant may exercise the vested portion of the Option, but only within such period of time ending on the earlier of (a) the date that is twelve (12) months following such termination or (b) the Expiration Date. If the Participant does not exercise the vested portion of the Option within the time specified herein, the Option shall terminate and cease to be exercisable.

3.4. Termination Due to Death. If the Participant’s employment or service terminates as a result of the Participant’s death, the unvested portion of the Option shall immediately terminate and cease to be exercisable and the Participant’s legal representative or beneficiary may exercise the vested portion of the Option, but only within such period of time ending on the earlier of (a) the date that is twelve (12) months following such termination or (b) the Expiration Date. If the Participant’s legal representative or beneficiary does not exercise the vested portion of the Option within the time specified herein, the Option shall terminate and cease to be exercisable.

4. Manner of Exercise.

4.1. Election to Exercise. To exercise the Option, the Participant (or in the case of exercise after the Participant’s death or incapacity, the Participant’s executor, administrator, heir or legatee, as the case may be) must deliver to the Company an executed share option exercise agreement in the form attached hereto as Exhibit A, or as is approved by the Administrator from time to time (the “Exercise Agreement”), which shall set forth, inter alia: (a) the Participant’s election to exercise the Option; (b) the number of Shares being purchased; (c) any restrictions imposed on the Shares; and (d) any representations, warranties and agreements regarding the Participant’s investment intent and access to information as may be required by the Company to comply with applicable securities laws. If someone other than the Participant exercises the Option, then such person must submit documentation reasonably acceptable to the Company verifying that such person has the legal right to exercise the Option.

4.2. Payment of Exercise Price. The entire Exercise Price of the Option shall be payable in full at the time of exercise to the extent permitted by applicable statutes and regulations, either: (a) in cash or by certified or bank check at the time the Option is exercised; (b) by delivery to the Company of other Shares, duly endorsed for transfer to the Company, with a Fair Market Value on the date of delivery equal to the Exercise Price (or portion thereof) due for the number of Shares being acquired, or by means of attestation whereby the Participant identifies for delivery specific Shares that have a Fair Market Value on the date of attestation equal to the Exercise Price (or portion thereof) and receives a number of Shares equal to the difference between the number of Shares thereby purchased and the number of identified attestation shares (a “Share for Share Exchange”); (c) through a “cashless exercise program” established with a broker; (d) by reduction in the number of Shares otherwise deliverable upon exercise of such Option with a Fair Market Value equal to the aggregate Exercise Price at the time of exercise; (e) by any combination of the foregoing methods; or (f) in any other form of legal consideration that may be acceptable to the Administrator.

4.3. Withholding. Prior to the issuance of Shares upon the exercise of the Option, the Participant must make arrangements satisfactory to the Company to pay or provide for any applicable federal, state and local withholding obligations of the Company. The Participant may satisfy any federal, state or local tax withholding obligation relating to the exercise of the Option by tendering a cash payment or authorizing the Company to withhold Shares from the Shares otherwise issuable to the Participant as a result of the exercise of the Option; provided, however, that no Shares are withheld with a value exceeding the minimum amount of tax required to be withheld by law.

4.4. Issuance of Shares. Provided that the Exercise Agreement and payment are in form and substance satisfactory to the Company, the Company shall issue the Shares registered in the name of the Participant, the Participant’s authorized assignee, or the Participant’s legal representative which shall be evidenced by certificates representing the Shares with the appropriate legends affixed thereto, appropriate entry on the books of the Company or of a duly authorized transfer agent, or other appropriate means as determined by the Company.

4.5. Restrictions on Exercise. The Option may not be exercised if the issuance of Shares upon such exercise or the method of payment of consideration for such Shares would constitute a violation of any Applicable Law. No Shares will be issued pursuant to the exercise of an Option unless the issuance and exercise of Shares complies with Applicable Laws. The Company will be relieved of any liability with respect to any delayed issuance of Shares or its failure to issue Shares if such delay or failure is necessary to comply with Applicable Laws.

5. No Right to Continued Service; No Rights as Shareholder. Neither the Plan nor this Agreement shall confer upon the Participant any right to be retained in any position, as an Employee, Director or Consultant. Further, nothing in the Plan or this Agreement shall be construed to limit the discretion of the Company to terminate the Participant’s service at any time, with or without Cause. Until the issuance of the Shares, no right to vote or receive dividends or any other rights as a shareholder exists with respect to the Shares, notwithstanding the exercise of the Option. No adjustment will be made for a dividend or other right for which the record date is prior to the date of issuance except as provided in the Plan.

6. Transferability. The Option is exercisable, during the Participant’s lifetime, only by the Participant. The Option may not be transferred in any manner otherwise than by will or by the laws of descent or distribution or, upon notice to the Administrator, to family members (as defined in the Plan), and may be exercised only by Participant or the designated beneficiary. The terms of the Plan and this Agreement are binding upon the permitted executors, administrators, heirs, successors and assigns of the Participant.

7. Adjustments. The Shares subject to the Option may be adjusted or terminated in any manner as contemplated by Section 10 of the Plan.

8. Tax Liability.

8.1. Tax Obligations. Notwithstanding any action the Company takes with respect to any or all income tax, social insurance, payroll tax, or other tax-related withholding (“Tax-Related Items”), the ultimate liability for all Tax-Related Items is and remains the Participant’s responsibility and the Company (a) makes no representations or undertakings regarding the treatment of any Tax-Related Items in connection with the grant, vesting, or exercise of the Option or the subsequent sale of any Shares acquired on exercise; and (b) does not commit to structure the Option to reduce or eliminate the Participant’s liability for Tax-Related Items.

8.2. Code Section 409A. Under Section 409A of the Code, an Option that was granted with a per Share exercise price that is determined by the U.S. Internal Revenue Service (the “IRS”) to be less than the Fair Market Value of a Share on the Grant Date (a “discount option”) may be considered deferred compensation. For a Participant subject to U.S. income tax, an Option that is a discount option may result in income recognition by the Participant prior to the exercise of the Option, an additional twenty percent (20%) tax, and potential penalty and interest charges. The Participant acknowledges that the Company cannot and has not guaranteed that the IRS will agree that the Exercise Price of the Option equals or exceeds Fair Market Value of a Share on the Grant Date in a later examination. The Participant agrees that if the IRS determines that the Option was granted with a per Share exercise price that was less than the Fair Market Value of a Share on the Grant Date, the Participant will be solely responsible for any and all resulting tax consequences.

9. Qualification as an Incentive Share Option. If the Option is an Incentive Share Option, the Participant understands that in order to obtain the benefits of an Incentive Share Option, no sale or other disposition may be made of Shares for which incentive share option treatment is desired within one (1) year following the date of exercise of the Option or within two (2) years from the Grant Date. The Participant understands and agrees that the Company shall not be liable or responsible for any additional tax liability the Participant incurs in the event that the IRS for any reason determines that the Option does not qualify as an incentive share option within the meaning of the Code.

10. Disqualifying Disposition. If this Option is an Incentive Share Option and the Participant disposes of the Shares prior to the expiration of either two (2) years from the Grant Date or one (1) year from the date the Shares are transferred to the Participant pursuant to the exercise of the Option, the Participant shall notify the Company in writing within thirty (30) days after such disposition of the date and terms of such disposition. The Participant also agrees to provide the Company with any information concerning any such dispositions as the Company requires for tax purposes.

11. Compliance with Law. The exercise of the Option and the issuance and transfer of Shares shall be subject to compliance by the Company and the Participant with all Applicable Laws. No Shares shall be issued pursuant to this Option unless and until any then applicable requirements of Applicable Laws have been fully complied with to the satisfaction of the Company and its counsel. The Participant understands that the Company is under no obligation to register the underlying Shares with the Securities and Exchange Commission, any state securities commission or any stock exchange to effect such compliance.

12. Notices. Any notice required to be delivered to the Company under this Agreement shall be in writing and addressed to the Secretary of the Company at the Company’s principal executive offices as specified in any report filed by the Company with the Securities and Exchange Commission or to such address as the Company may have specified to the Participant. Any notice required to be delivered to the Participant under this Agreement shall be in writing and addressed to the Participant at the Participant’s address as shown in the records of the Company. Either party may designate another address in writing (or by such other method approved by the Company) from time to time.

13. Governing Law. This Agreement will be construed and interpreted in accordance with the laws of the State of New York without regard to conflict of law principles.

14. Interpretation. The Option is being issued pursuant to the terms of the Plan, and is to be interpreted in accordance therewith. The Administrator will interpret and construe this Agreement and the Plan, and any action, decision, interpretation or determination made in good faith by the Administrator will be final and binding on the Company and the Participant.

15. Options Subject to Plan. This Agreement is subject to the Plan. The terms and provisions of the Plan as it may be amended from time to time are hereby incorporated herein by reference. In the event of a conflict between any term or provision contained herein and a term or provision of the Plan, the applicable terms and provisions of the Plan will govern and prevail.

16. Discretionary Nature of Plan. The Plan is discretionary and may be amended, cancelled or terminated by the Company at any time, in its discretion. The grant of the Option in this Agreement does not create any contractual right or other right to receive any Options or other Awards in the future. Future Awards, if any, will be at the sole discretion of the Company. Any amendment, modification, or termination of the Plan shall not constitute a change or impairment of the terms and conditions of the Participant’s employment or service relationships with the Company.

17. Successors and Assigns. The Company may assign any of its rights under this Agreement. This Agreement will be binding upon and inure to the benefit of the successors and assigns of the Company. Subject to the restrictions on transfer set forth herein, this Agreement will be binding upon the Participant and the Participant’s beneficiaries, executors, administrators and the person(s) to whom the Option may be transferred by will or the laws of descent or distribution.

18. Severability. The invalidity or unenforceability of any provision of the Plan or this Agreement shall not affect the validity or enforceability of any other provision of the Plan or this Agreement, and each provision of the Plan and this Agreement shall be severable and enforceable to the extent permitted by law.

19. Amendment; Waiver. The Administrator has the right to amend, alter, suspend, discontinue or cancel the Option, prospectively or retroactively; provided, that, no such amendment shall adversely affect the Participant’s material rights under this Agreement without the Participant’s consent. No waiver of any breach or condition of this Agreement will be deemed to be a waiver of any other or subsequent breach or condition, whether of like or different nature.

20. Entire Agreement. This Agreement and the Plan constitute the entire agreement between the parties with respect to the subject matter hereof, and supersede all previously written or oral negotiations, commitments, representations and agreements with respect thereto.

21. Counterparts. This Agreement may be executed in counterparts, each of which shall be deemed an original but all of which together will constitute one and the same instrument. Counterpart signature pages to this Agreement transmitted by facsimile transmission, by electronic mail in portable document format (.pdf), or by any other electronic means intended to preserve the original graphic and pictorial appearance of a document, will have the same effect as physical delivery of the paper document bearing an original signature.

22. Acceptance. The Participant hereby acknowledges receipt of a copy of the Plan and this Agreement. The Participant has read and understands the terms and provisions thereof, and accepts the Option subject to all of the terms and conditions of the Plan and this Agreement. The Participant acknowledges that there may be adverse tax consequences upon exercise of the Option or disposition of the underlying Shares and that the Participant should consult a tax advisor prior to such exercise or disposition.

23. Undertaking. The Participant hereby agrees to take whatever additional actions and execute whatever additional documents the Company may in its reasonable judgment deem necessary or advisable in order to carry out or effect one or more of the obligations or restrictions imposed on the Participant pursuant to the express provisions of this Agreement.

24. Clawback. Pursuant to Section 20 of the Plan, the award and any Restricted Shares issuable hereunder shall be subject to any clawback or recoupment policy in effect on the Grant Date or adopted by the Company thereafter, including, without limitation, the Company’s policy for the recovery of erroneously awarded compensation, or any other equivalent policy then in effect.

[SIGNATURE PAGE FOLLOWS]

IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the Grant Date set forth above.

COMPANY:

EUPEC International Group Limited

By:
Name:
Title:

Address:

PARTICIPANT:

(Signature)

(Name)

Address:

SSN:

Exhibit A

SHARE OPTION EXERCISE AGREEMENT

This Share Option Exercise Agreement (this “Exercise Agreement”) is made and entered into as of _______________ by and between EUPEC International Group Limited, a Cayman Islands company (the “Company”), and the purchaser named below (the “Purchaser”). Capitalized terms used but not defined herein shall have the meanings ascribed to them in the Company’s 2025 Equity Incentive Plan (the “Plan”).

Purchaser Name:____________________________________________________________________________

Address:_________________________________________________________________________________

ID Number or Social Security Number:____________________________________________________________

1. Option. The Purchaser was granted an option (the “Option”) to purchase Shares pursuant to the terms of the Plan and the Share Option Agreement between the Company and the Purchaser, dated ________________, as follows:

Type of Option (check one):

____ Incentive Share Option

____ Nonstatutory Share Option

Grant Date:____________________________________

Number of Option Shares:________________________

Exercise Price:_________________________________

Expiration Date:________________________________

2. Exercise of Option. The Purchaser hereby elects to exercise the Option to purchase __________ Shares, all of which are vested pursuant to the terms of the Share Option Agreement. The total Exercise Price for all of the Shares is ________ (Total Shares times Exercise Price per Share).

3. Payment of the Exercise Price; Delivery of Required Documents. The Purchaser encloses payment in full of the total Exercise Price for the Shares in the following form(s), as authorized by the Share Option Agreement (check and complete as appropriate):

____ In cash (by certified or bank check) in the amount of $_____, receipt of which is acknowledged by the Company.

____ By delivery of ______ previously acquired Shares duly endorsed for transfer to the Company.

____ Through a Share for Share Exchange (Contact Company CFO).

____ By a broker-assisted cashless exercise (Contact Company CFO).

____ By reduction in the number of Shares otherwise deliverable upon exercise with a Fair Market Value equal to the total Exercise Price (Contact Company CFO).

The Purchaser will deliver any other documents that the Company requires.

4. Tax Withholding. The Purchaser authorizes payroll withholding and will make arrangements satisfactory to the Company to pay or provide for any applicable federal, state and local withholding obligations of the Company. The Purchaser may satisfy any federal, state or local tax withholding obligation relating to the exercise of the Option by any of the methods set forth in the Plan or Share Option Agreement. The Purchaser understands that ownership of the Shares will not be transferred to the Purchaser until the total Exercise Price and all applicable withholding taxes have been paid.

5. Notice of Disqualifying Disposition. If the Option is an Incentive Share Option, the Purchaser agrees to promptly notify the Secretary at the Company if he or she transfers any of the Shares purchased pursuant to this Exercise Agreement within one (1) year from the date of exercise of the Option or within two (2) years from the Grant Date.

6. Tax Consequences. The Purchaser understands that there may be adverse federal or state tax consequences as a result of his or her purchase or disposition of the Shares. The Purchaser also acknowledges that he or she has been advised to consult with a tax advisor in connection with the purchase or disposition of the Shares. The Purchaser is not relying on the Company for tax advice.

7. Compliance with Law. The issuance and transfer of the Shares will be subject to, and conditioned upon compliance by the Company and the Purchaser with, all Applicable Laws and all applicable requirements of any stock exchange or automated quotation system on which the Shares may be listed or quoted at the time of such issuance or transfer.

8. Successors and Assigns; Binding Effect. The Company may assign any of its rights under this Exercise Agreement. This Exercise Agreement will be binding upon and inure to the benefit of the successors and assigns of the Company. This Exercise Agreement will be binding upon the Purchaser and the Purchaser’s heirs, executors, legal representatives, successors and assigns.

9. Governing Law. This Exercise Agreement will be construed and interpreted in accordance with the laws of the State of New York without regard to conflict of law principles.

10. Severability. The invalidity or unenforceability of any provision of this Exercise Agreement shall not affect the validity or enforceability of any other provision, and each provision of this Exercise Agreement shall be severable and enforceable to the extent permitted by law.

11. Counterparts. This Exercise Agreement may be executed in counterparts, each of which shall be deemed an original but all of which together will constitute one and the same instrument. Counterpart signature pages to this Exercise Agreement transmitted by facsimile transmission, by electronic mail in portable document format (.pdf), or by any other electronic means intended to preserve the original graphic and pictorial appearance of a document, will have the same effect as physical delivery of the paper document bearing an original signature.

12. Notice. Any notice required to be delivered to the Company under this Exercise Agreement shall be in writing and addressed to the Secretary of the Company at the Company’s principal executive offices as specified in any report filed by the Company with the Securities and Exchange Commission or to such address as the Company may have specified to the Purchaser. Any notice required to be delivered to the Purchaser under this Exercise Agreement shall be in writing and addressed to the Purchaser at the Purchaser’s address as set forth above. Either party may designate another address in writing (or by such other method approved by the Company) from time to time.

13. Acknowledgement. The Purchaser understands that he or she is purchasing the Shares pursuant to the terms and conditions of the Plan and the Share Option Agreement, copies of which the Purchaser has read and understands.

IN WITNESS WHEREOF, the parties have executed this Exercise Agreement as of the date first above written.

COMPANY:

EUPEC International Group Limited

By:
Name:
Title:

PURCHASER: